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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


Texas Utilities Company:

We consent to the incorporation by reference in Registration Statement No. 333-32833 on Form S-8 of our report dated September 5, 1997, appearing in this Annual Report on Form 11-K of the Deferred Compensation Plan for Outside Directors of Texas Utilities Company for the year ended June 30, 1997.





/s/ Deloitte & Touche  LLP
--------------------------

Dallas, Texas
September 19, 1997


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